Rodman & Renshaw

Annual Global Investment Conference

September 15, 2010

TaylorCapitalGroup

Exhibit 99.1

Forward-Looking Statement
Forward-Looking Statements. Certain statements made throughout this document that are not historical facts may contain forward-looking statements regarding the Company’s future plans, objectives and future performance. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,”
“potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “targeting,” “ongoing,” “expects,
“contemplates”, “intends” and similar words or phrases. These statements are predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on any such statements. Any forward-
looking statements are qualified in their entirety by reference to the risk factors and other information discussed throughout the private placement memorandum.
Data.  The market data, information and opinions that are contained herein have been compiled or arrived at by us from third party sources. Information with respect to other financial institutions has been drawn from publicly available sources.  We have not independently verified any the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data.
All information is subject to change without notice.  This presentation is for the assistance of recipients only, but is not to be relied upon as authoritative and is not to be substituted for the exercise of one's own judgment. We accept no responsibility for any use of this information.

Table of Contents
1. Overview of Strategic Repositioning and Key Strategies Page 4
2. Strategy 1: ‘Fix’
Asset Quality Improvement Page 9
3. Strategy 2: ‘Grow’
Improve Core Earnings Power through New
and Expanded Business Lines

4. Summary Page 23
5. Appendix Page 25

at 6 / 30/ 10

7.6%
4.6%
5.2%
55.6%
27.0%
C & I (incl. CRE Owner Occupied)
CRE – Other
Residential Land & Construction
Commercial Construction & Land
Consumer

TaylorCapitalGroup

5 5 5
Taylor Capital Group: Bank holding
company focused on business banking
and mortgage origination
»
Holding company for Cole Taylor Bank
• $4.6 billion in assets at 6/30/10
• Chicago’s sixth largest bank*
• 521 employees
• Nine banking centers
• Founded in 1929 by business owners for
business owners
»
Business-focused commercial lender
with national presence in asset-based
lending and mortgage origination units
*Source: Crain’s Chicago Business, July 2010.
Total Loans $3,037,664,000

Summary Financials	2Q10	1Q10	2Q09
		($ in thousands)	
Income Statement Highlights			
Pre-tax, pre-provision income	$ 13,369	$ 10,689	$ 18,810
Provision for loan losses	43,946	21,130	39,507
Income tax expense (benefit)	306	306	2,558
Net loss	(30,883)	(10,747)	(23,255)
Preferred dividends and discounts	(1,693)	(2,887)	(2,868)
Non cash preferred dividend	($15,756)	—	—
Net loss applicable to common stockholders	$ (48,332)	$ (13,634)	$ (26,123)
Balance Sheet Highlights			
Total loans	$ 3,037,664	$ 3,006,771	$ 3,177,739
Allowance for loan losses	100,500	100,151	132,927
Total assets	4,585,230	4,514,180	4,548,325
Total deposits	3,042,966	2,957,720	3,204,574
Total borrowings	1,203,934	1,250,830	974,344
Total stockholders' equity	$ 282,755	$ 253,800	$ 271,635

Key Ratios – 6/30/10

Tier 1 Capital to Risk-Weighted Assets[1]
- 9.39%

Total Risk-Based Capital[1]
- 13.27%

Net Interest Margin (TE)[2]
- 3.17%

Allowance for loan losses to nonperforming loans[1]
- 73.80%

TaylorCapitalGroup

For 2Q10, net loss was $30.9 million
largely driven by credit costs

1 Adjusted for loan sale that closed in July 2010.
2 Adjustment reflects tax exempt interest income on an equivalent before-
tax basis assuming a tax rate of 35.0%.

$20,000
$15,000
$10,000
$5,000
$0
In thousands
$6,102
$11,614
$11,439
$15,152
$14,821
$14,194
$17,282
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

TaylorCapitalGroup

Positive trend in pre-tax, pre-provision earnings
from core operations: $17.3 million for 2Q10
Pre-tax, Pre-provision Earnings from Core Operations*

*For a reconciliation to GAAP measures,
see page 27 of this presentation.

Goal: Grow the bank and increase shareholder value.

TaylorCapitalGroup

Strategic repositioning led to ‘fix & grow’ focus,
resulting in improved core earnings power
Strategic Repositioning Actions:
• Hired several top executives from successful bank (LaSalle National), upgrading team from top management down
• Raised additional capital - $225 million in 2008 & $75 million in 2010*
Two Key Strategies of ‘Fix & Grow’ Focus:
• Aggressively improving asset quality while pursuing best economic outcome
• Improving earnings power through strategic business expansion leveraging experienced management talent

*Of the $75 million in capital raised in 2010, $9.1 million
remains in escrow pending regulatory approval.

Strategy 1: 'Fix'

Asset Quality Improvement

TaylorCapitalGroup

$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
In thousands
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
Nonperforming Assets
Nonperforming Loans
Allowance
Net Charge-offs
Other Real Estate Owned

Nonperforming Loans Improving

- At 6/30/09 – NPLs 5.97%
- At 6/30/10[1] – NPLs 4.51%
- Down 1.46%

TaylorCapitalGroup

Priority is NPL reduction while pursuing best economic outcome; credit dynamics challenging 10 Key Asset Quality Indicators 1 1 Adjusted for a loan sale that closed in July 2010.

TOTAL LOANS: Residential Construction and Land Detail	12/31/07	6/30/10	Change: 12/31/07 – 6/30/10
Land	$91,516,438	$25,343,594	-$66,172,844
Construction	$401,263,649	$121,150,571	-$280,113,078
TOTAL	$492,780,087	$146,494,165	-$346,285,922

TaylorCapitalGroup

70% reduction from 12/31/07 in most challenged
portfolio – residential construction and land
» Illiquid market and dropping property values in the region resulting in persistently weak residential construction and land portfolio

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
in thousands
12/31/07
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
Residential Construction and Land
Commercial Real Estate Secured
Commercial Construction and Land
Commercial and Industrial
Increase represents a single credit with strong collateral

TaylorCapitalGroup

Significant NPL reduction in residential
construction and land; other portfolios
holding fairly flat from 12/31/08

Total Nonpreforming Loans (NPLs) by Category
1
1 Adjusted for loan sale that closed in July 2010.

$500,000
$400,000
$300,000
$200,000
$100,000
$0
In thousands
$280,597
$344,817
$357,605
$430,102
$428,257
$453,067
$441,191
$406,306
$368,242
$338,655
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10[2]

TaylorCapitalGroup

Commercial watch list down more than
$110MM from peak at 6/30/09
1 Watch List includes all criticized and classified loans (special mention, substandard, and nonaccrual loans) in Commercial & Institutional,
Commercial Real Estate, Residential Land and Construction and Commercial
Land and Construction Fed Codes. Does not include Consumer Loans.
2 Adjusted for loan sale that closed in July 2010.

Commercial Watch List of Criticized and Classified Loans
1

$100,000
$80,000
$60,000
$40,000
$20,000
$0
-$20,000
-$40,000
-$60,000
-$80,000
-$100,000
In thousands
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Net Loss
Credit Costs

TaylorCapitalGroup

Asset quality weakness driving credit costs resulting in persistent net losses 14 Trends for Net Income and Credit Cost (Provision + NPA expense)

2008

Cole Taylor Bank
(Commercial Banking)

Led by Larry Ryan

- Typical new customer: Chicago-based manufacturer, distributor or service provider; privately held, family-run; revenues of $5 to $250 million

2009

Cole Taylor Business Capital
(Asset Based Lending)

Led by Mike Sharkey

- Provides asset based lending services through nine offices across the U. S.
- Typical new customer: $5 million to $100 million in revenues in a variety of industries in need of expansion or growth financing

2010

Cole Taylor Mortgage
(Origination Unit)

Led by Willie Newman

- Sources mortgages through 6 retail offices and Cole Taylor Bank's 9 Chicago-area retail branches and through a broker network now in 14 states
- Headquartered in Ann Arbor, Michigan

TaylorCapitalGroup

Experienced talent hired to fuel growth; strong asset generation increasing core earnings 16

2008 2009 2010

- Commercial & Industrial loans, including Owner Occupied CRE, as a percent of total loans is 55.6%.

TaylorCapitalGroup

Commercial Banking posting significant growth
since its strategic expansion in 2008
Significantly expanded Commercial
Banking with the hiring of Larry Ryan and
more than 50 experienced Commercial
Relationship Managers:
• Added 400+ new relationships since 2008
• Average length of relationship with RM is
12 years
• $1.42 billion in new loan fundings for new and
existing customers
• $386 million in new deposits since 2008

2008 2009 2010

Cole Taylor Business Capital (CTBC) launched in 2009, led by Mike Sharkey. Through 2Q10:

- Added 58 new clients
- $292 million in new loan fundings
  - $651 million in commitments
  - $19 million in new deposits
- $8 million in closing fees booked since inception

CTBC Total Loan Portfolio

$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
$128,920,714
$139,846,107
$159,868,666
$171,844,028
$217,936,606
$258,154,125
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10

TaylorCapitalGroup

Cole Taylor Business Capital growing rapidly; portfolio exceeds $250 million as of 6/30/10 18

2008 2009 **2010**

WA
MT
ND
MN
OR
ID
SD
WY
WI
MI
ME
VT
NH
NY
CT
NE
IA
PA
NV
UT
CO
IL
IN
OH
CA
KS
MO
KY
WV
VA
AZ
NM
OK
AR
TN
NC
SC
MS
AL
GA
TX
LA
FL

TaylorCapitalGroup

Cole Taylor Mortgage launched in January 2010;
accretive to earnings after two quarters
Cole Taylor Mortgage, led by
Willie Newman:
• Generated revenues of $1.9MM in
2Q10
• Originated $76.4MM in mortgages
in 2Q10
• Hired over 90 FTEs in 2010 YTD
• Operating in 14 states

at 12/31/07

6.8%
7.1%
19.4%
41.8%
24.9%

Total $2,533,340,000

at 6/30/10

7.6%
4.6%
5.2%
55.6%
27.0%

Total $3,037,664,000

- C & I (incl. CRE Owner Occupied)
- CRE – Other
- Residential Land & Construction
- Commercial Construction & Land
- Consumer

TaylorCapitalGroup

Asset generation by Commercial Banking and Business Capital resulting in improved loan mix 20 at 12/31/07
26.3%
18.3%
3.0%
29.3%
23.1%
Total $2,580,192,000
at 6/30/10
18.8%
18.7%
9.7%
20.3%
32.5%
Total $3,042,966,000
Noninterest-bearing Deposits
NOW Accounts
In-market MMDA & Savings
Total In-market CDs
Out of Market Deposits

TaylorCapitalGroup

New relationships generating core deposits and increased in-market deposits 21

$50,000
$40,000
$30,000
$20,000
$10,000
$0
In thousands
$28,576
$20,808
$25,596
$20,152
$25,118
$25,903
$27,898
$21,796
$32,025
$20,411
$34,922
$23,483
$35,373
$20,221
$36,587
$21,766
$36,408
$22,214
$40,694
$23,412
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Total Revenue
Noninterest Expense*

TaylorCapitalGroup

Widening core income through asset generation,
pricing discipline, and tight expense control

*For a reconciliation of revenue to GAAP measures, please see page 27 of this presentation; Non-interest expense quoted above is normalized for NPA expense.
Total Revenue and Noninterest Expense Trends*

‘Fix & Grow’ focus resulting in asset
quality and core earnings power improvement
»
‘Fix’: Asset quality improvement progressing
• Progress in most challenged portfolio - residential construction and land portfolio down more than 70% since 12/31/07
• Criticized and classified assets (watch list) down $110 million since 6/30/09
• Net losses driven by credit costs
»
‘Grow’: Business line expansion resulting in steadily rising pre-tax, pre-provision earnings from core operations
»
Stock is priced at roughly 115% of book value
• Without consideration of the valuation allowance on a deferred tax asset
(DTA) of $68 million as of 6/30/10

Condensed Income Statement	2Q10	1Q10	4Q09 ($ in thousands)	3Q09	2Q09
Net interest income	$ 34,678	$ 33,467	$ 32,810	$ 32,375	$ 30,380
Total noninterest income	6,158	4,374	12,735	3,376	12,137
Total noninterest expense	27,467	27,152	30,219	22,516	23,707
Pre-tax, pre-provision income	13,369	10,689	15,326	13,235	18,810
Provision for loan losses	43,946	21,130	19,002	15,539	39,507
Loss before income taxes	(30,577)	(10,441)	(3,676)	(2,304)	(20,697)
Income tax expense (benefit)	306	306	(647)	144	2,558
Net loss	(30,883)	(10,747)	(3,029)	(2,448)	(23,255)
Preferred dividends and discounts	(1,693)	(2,887)	(2,880)	(2,873)	(2,868)
Non cash preferred dividend	($15,756)	—	—	—	—
Net loss applicable to common stockholders	$ (48,332)	$ (13,634)	$ (5,909)	$ (5,321)	$ (26,123)

Condensed Balance Sheet	2Q10	1Q10	4Q09 ($ in thousands)	3Q09	2Q09
Total loans	$ 3,037,664	$ 3,006,771	$ 3,035,328	$ 3,114,254	$ 3,177,739
Allowance for loan losses	100,500	100,151	106,185	107,132	132,927
Total assets	4,585,230	4,514,180	4,403,502	4,485,081	4,548,325
Total deposits	3,042,966	2,957,720	2,976,800	3,052,729	3,204,574
Total borrowings	1,203,934	1,250,830	1,106,971	1,086,892	974,344
Total stockholders' equity	$ 282,755	$ 253,800	$ 258,806	$ 289,020	$ 271,635

Capital Ratios – 6/30/10

Total Capital to Risk-Weighted Assets

- 13.20%

Tier 1 Capital to Risk-Weighted Assets

- 9.34%

Leverage Ratio

- 6.98%

TaylorCapitalGroup

Overview of Key Financial Data 26

FOR THE THREE MONTHS ENDED ($ in thousands)						
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Loss before income taxes	$ (30,577)	$ (10,441)	$ (3,767)	$ (2,304)	$ (20,697)	$ (4,039)	$ (26,484)
Add back (subtract)							
Provision for loan losses	43,946	21,130	19,002	15,539	39,507	15,563	30,353
Nonperforming asset expense (income)	4,055	4,938	8,453	2,295	224	754	(166)
(Gain) Loss on investment securities	(142)	(1,433)	(8,958)	(378)	(7,595)	(664)	2,399
Pre-tax, pre-provision earnings from core operations	$ 17,282	$ 14,194	$ 14,821	$ 15,152	$ 11,439	$ 11,614	$ 6,102

	FOR THE THREE MONTHS ENDED ($ in thousands)									
	6/30/10	3/31/10	12/13/09	9/30/09	6/1/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Net Interest Income	$ 34,678	$ 33,467	$ 32,810	$ 32,375	$ 30,380	$ 27,346	$ 24,414	$ 21,898	$ 21,565	$ 24,474
Non Interest Income	6,158	4,374	12,735	3,376	12,137	5,343	1,085	3,220	4,030	4,102
Add back (subtract)										
(Gain) Loss on investment securities	(142)	(1,433)	(8,958)	(378)	(7,595)	(664)	2,399	—	—	—
Revenue	$ 40,694	$ 36,408	$ 36,587	$ 35,373	$ 34,922	$ 32,025	$ 27,898	$ 25,118	$ 25,595	$ 28,576

TaylorCapitalGroup

Non-GAAP Measures
of Performance
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.
Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of pre-tax, pre-provision earnings from core operations and revenue are provided below.